Exhibit 99.5

FOR IMMEDIATE RELEASE:                      FOR MORE INFORMATION CONTACT:
August 14, 2002                             Media: Annmarie Sartor 318.388.9671
                                            annmarie.sartor@centurytel.com
                                            Investors: Tony Davis 318.388.9525
                                            tony.davis@centurytel.com

CenturyTel CEO and CFO Certify Company's Financial Statements

MONROE, La. ... CenturyTel (NYSE symbol: CTL) announced today that its Chairman,
President and CEO, Glen F. Post III, and Chief Financial Officer, R. Stewart Ewing, Jr., signed and submitted sworn statements to the Securities and Exchange Commission affirming the filings made by the Company in 2002 under the Securities and Exchange Act of 1934 and furnished the certifications recently required by the Sarbanes-Oxley Act with respect to the Company's second quarter 2002 Form 10-Q.

     CenturyTel, Inc. provides communications services including local exchange, long distance, Internet access and data services to customers in 22 states. The Company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the 8th largest local exchange telephone company, based on access lines, in the United States.

     Visit CenturyTel's corporate Web site at (www.centurytel.com).